Exhibit 99.2
Blucora, Inc.
Supplemental Information
December 31, 2017

Blucora Consolidated Financial Results (1)

(in thousands except %s and per share amounts, rounding differences may exist)	2015		2016						2017
	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31		1Q	2Q	3Q	4Q	FY 12/31
	pro forma		as reported	as reported	as reported	as reported	as reported		as reported	as reported	as reported	as reported	as reported
Segment revenue:
Wealth Management (1)	$319,739		$77,291	$76,117	$80,088	$83,050	$316,546		$82,667	$85,296	$86,809	$93,848	$348,620
Tax Preparation (2)	117,708		88,474	43,991	3,149	3,751	139,365		99,708	53,866	3,362	4,001	160,937
Total	$437,447		$165,765	$120,108	$83,237	$86,801	$455,911		$182,375	$139,162	$90,171	$97,849	$509,557
Segment income (loss): (3)
Wealth Management (1)	$42,997		$10,906	$9,924	$11,628	$13,838	$46,296		$11,853	$12,406	$12,425	$14,232	$50,916
Tax Preparation (2)	56,984		47,573	29,796	(4,382)	(6,090)	66,897		53,133	36,515	(6,238)	(10,489)	72,921
Total	$99,981		$58,479	$39,720	$7,246	$7,748	$113,193		$64,986	$48,921	$6,187	$3,743	$123,837
Segment income (loss) % of revenue:
Wealth Management (1)	13%		14%	13%	15%	17%	15%		14%	15%	14%	15%	15%
Tax Preparation (2)	48%		54%	68%	(139)%	(162)%	48%		53%	68%	(186)%	(262)%	45%
Total	23%		35%	33%	9%	9%	25%		36%	35%	7%	4%	24%
Unallocated corporate operating expenses (3)	$17,750		$4,699	$4,460	$4,907	$4,933	$18,999		$6,773	$6,463	$4,587	$5,084	$22,907
Adjusted EBITDA	$82,231		$53,780	$35,260	$2,339	$2,815	$94,194		$58,213	$42,458	$1,600	$(1,341)	$100,930
Other unallocated operating expenses: (3)
Stock-based compensation (4)	$13,591		$4,229	$3,023	$3,364	$3,512	$14,128		$2,565	$2,737	$3,132	$3,219	$11,653
Acquisition-related costs	—		—	391	—	—	391		—	—	—	—	—
Depreciation	4,613		1,122	1,127	1,137	1,159	4,545		1,134	1,059	1,023	921	4,137
Amortization of acquired intangible assets (4)	40,851		8,983	8,365	8,346	8,449	34,143		8,336	8,336	8,665	8,665	34,002
Restructuring	—		—	—	—	3,870	3,870		2,289	331	106	375	3,101
Operating income (loss)	$23,176		$39,446	$22,354	$(10,508)	$(14,175)	$37,117		$43,889	$29,995	$(11,326)	$(14,521)	$48,037
Unallocated other income/loss: (3)
Interest income	$(609)		$(25)	$(11)	$(18)	$(27)	$(81)		$(20)	$(25)	$(31)	$(34)	$(110)
Interest expense (5)	37,059		9,191	8,381	7,824	7,028	32,424		6,436	5,529	4,781	4,465	21,211
Amortization of debt issuance costs (5)	1,894		610	417	413	400	1,840		387	327	177	198	1,089
Accretion of debt discounts (5)	4,880		1,406	1,094	1,099	1,091	4,690		1,085	755	53	54	1,947
(Gain) loss on debt extinguishment and modification expense (6)	—		(3,843)	997	2,205	1,677	1,036		1,780	17,801	183	681	20,445
Other (income) loss, net	(1,290)		175	38	(70)	(271)	(128)		40	(187)	78	38	(31)
Total	$41,934		$7,514	$10,916	$11,453	$9,898	$39,781		$9,708	$24,200	$5,241	$5,402	$44,551
Income (loss) from continuing operations before income taxes	$(18,758)		$31,932	$11,438	$(21,961)	$(24,073)	$(2,664)		$34,181	$5,795	$(16,567)	$(19,923)	$3,486
Income tax (benefit) expense: (3) (7)
Cash	$2,200		$1,064	$600	$775	$78	$2,517		$311	$(626)	$(58)	$1,336	$963
Non-cash (8)	(9,422)		10,579	5,193	(9,312)	(10,262)	(3,802)		3,160	2,941	224	(33,178)	(26,853)
Total	$(7,222)		$11,643	$5,793	$(8,537)	$(10,184)	$(1,285)		$3,471	$2,315	$166	$(31,842)	$(25,890)
GAAP income (loss) from continuing operations (9)	$(11,536)		$20,289	$5,645	$(13,424)	$(13,889)	$(1,379)		$30,710	$3,480	$(16,733)	$11,919	$29,376
GAAP income (loss) from continuing operations per share - diluted	$(0.28)		$0.48	$0.13	$(0.33)	$(0.34)	$(0.05)		$0.67	$0.07	$(0.37)	$0.21	$0.57

GAAP discontinued operations, net of income taxes (10)	$(27,348)		$2,522	$(19,975)	$(40,528)	$(5,140)	$(63,121)		$—	$—	$—	$—	$—
GAAP impact of noncontrolling interests (9)	—		(144)	(115)	(167)	(232)	(658)		(126)	(176)	(164)	(1,871)	(2,337)
GAAP net income (loss) attributable to Blucora, Inc.	$(38,884)		$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)		$30,584	$3,304	$(16,897)	$10,048	$27,039

Non-GAAP net income (loss)	$36,950		$39,286	$23,424	$(10,142)	$(7,472)	$45,096		$47,407	$32,947	$(5,534)	$(5,672)	$69,148
Non-GAAP net income (loss) per share - diluted	$0.88	(11)	$0.94	$0.55	$(0.24)	$(0.18)	$1.06	(12)	$1.04	$0.70	$(0.12)	$(0.12)	$1.46	(13)

Outstanding Shares	40,954		41,245	41,495	41,711	41,845	41,845		42,635	44,681	46,077	46,366	46,366
Basic Shares - GAAP	40,959		41,171	41,405	41,635	41,766	41,494		42,145	43,644	45,459	46,231	44,370
Diluted Shares - GAAP	40,959		41,610	42,298	41,635	41,766	41,494		45,428	46,937	45,459	48,406	47,211
Notes to Consolidated Financial Results on next page

Notes to Consolidated Financial Results

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2)	As a highly seasonal business, almost all of the Tax Preparation revenue is generated in the first four months of the calendar year.

(3)
We do not allocate certain general and administrative costs (including personnel and overhead costs), stock-based compensation, acquisition-related costs, depreciation, amortization of acquired intangible assets, restructuring, other income/loss, or income taxes to the reportable segments.  The general and administrative costs are included in "Unallocated corporate operating expenses." In addition, "Unallocated corporate operating expenses" for the pro forma quarterly and fiscal year 2015 results exclude transaction costs related to the HD Vest acquisition and CEO separation-related costs.

(4)	Includes stock-based compensation for Blucora share-based award grants to HD Vest employees and amortization of the definite-lived intangible assets identified in the HD Vest acquisition.

(5)
Excludes interest expense and amortization of debt-related costs associated with the TaxAct 2013 credit facility and HD Vest's previous debt facility, both of which were paid off at the acquisition date, and includes similar expenses associated with the TaxAct - HD Vest 2015 credit facility that was used to finance the HD Vest acquisition.

(6)
1Q16 gain on debt extinguishment and modification expense related to the repurchase of a portion of the Convertible Senior Notes below par value, offset by a loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility, which resulted in the write-down of a portion of the unamortized discount and debt issuance costs. 2Q16, 3Q16 and 4Q16 loss on debt extinguishment and modification expense related to the prepayment of a portion of the TaxAct - HD Vest 2015 credit facility during each of those quarters.

(7)
Pro forma excludes historical tax expense and includes tax expense using an effective tax rate of 38.5% with anticipated cash taxes of $2.2 million per year, given expected net operating loss utilization. On December 22, 2017, the Tax Cuts and Job Act was signed into law. This law, effective January 1, 2018, lowered the corporate income tax rate from 35% to 21%. As a result of that reduction we re-valued our net deferred tax liabilities in 2017, which resulted in an additional income tax benefit of $21.4 million. During 2017 we recorded an income tax benefit of $25.9 million.

(8)
Amounts represent the non-cash portion of income taxes from continuing operations. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which consist primarily of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

(9)
GAAP income (loss) from continuing operations excludes the impact of noncontrolling interests associated with the HD Vest management rollover equity ownership of 4.48%. The impact of noncontrolling interests is recorded separately and after GAAP income (loss) from continuing operations.

(10)
On October 14, 2015, Blucora announced plans to divest of the Search and Content and E-Commerce businesses. Accordingly, our financial condition, results of operations, and cash flows reflect the Search and Content and E-Commerce businesses as discontinued operations for all periods presented. On August 9, 2016, we closed on an agreement with OpenMail, under which OpenMail acquired substantially all of the assets and assumed certain specified liabilities of the Search and Content business for $45.2 million. On November 17, 2016, we closed on an agreement with YFC, under which YFC acquired the E-Commerce business for $40.5 million. As a result, we recognized a combined loss on sale of discontinued operations before income taxes of $73.8 million in FY 2016.

(11)	Calculation in FY 2015 used 40,959,000 diluted shares due to non-GAAP net income.

(12)	Calculation in FY 2016 used 42,686,000 diluted shares due to non-GAAP net income.

(13)	Calculation in FY 2017 used 47,211,000 diluted shares due to non-GAAP net income.

Blucora Reconciliation of Non-GAAP Financial Measures (1) (2) (3)

(in thousands except per share amounts, rounding differences may exist)	2015	2016					2017
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Adjusted EBITDA
Net income (loss) attributable to Blucora, Inc.	$(38,884)	$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039
Stock-based compensation	13,591	4,229	3,023	3,364	3,512	14,128	2,565	2,737	3,132	3,219	11,653
Depreciation and amortization of acquired intangible assets	45,464	10,105	9,492	9,483	9,608	38,688	9,470	9,395	9,688	9,586	38,139
Restructuring	—	—	—	—	3,870	3,870	2,289	331	106	375	3,101
Other loss, net (4)	41,934	7,514	10,916	11,453	9,898	39,781	9,708	24,200	5,241	5,402	44,551
Net income attributable to noncontrolling interests	—	144	115	167	232	658	126	176	164	1,871	2,337
Income tax benefit	(7,222)	11,643	5,793	(8,537)	(10,184)	(1,285)	3,471	2,315	166	(31,842)	(25,890)
Discontinued operations, net of tax	27,348	(2,522)	19,975	40,528	5,140	63,121	—	—	—	—	—
Acquisition-related costs	—	—	391	—	—	391	—	—	—	—	—
Adjusted EBITDA	$82,231	$53,780	$35,260	$2,339	$2,815	$94,194	$58,213	$42,458	$1,600	$(1,341)	$100,930
Non-GAAP Net Income (Loss)
Net income (loss) attributable to Blucora, Inc.	$(38,884)	$22,667	$(14,445)	$(54,119)	$(19,261)	$(65,158)	$30,584	$3,304	$(16,897)	$10,048	$27,039
Discontinued operations, net of income taxes	27,348	(2,522)	19,975	40,528	5,140	63,121	—	—	—	—	—
Stock-based compensation	13,591	4,229	3,023	3,364	3,512	14,128	2,565	2,737	3,132	3,219	11,653
Amortization of acquired intangible assets	40,851	8,983	8,365	8,346	8,449	34,143	8,336	8,336	8,665	8,665	34,002
Accretion of debt discount on Convertible Senior Notes	3,866	963	885	901	917	3,666	934	633	—	—	1,567
Accelerated accretion of debt discount on Convertible Senior Notes repurchased	—	1,628	—	—	—	1,628	—	—	—	—	—
Gain on Convertible Senior Notes repurchased	—	(7,724)	—	—	—	(7,724)	—	—	—	—	—
Write-off of debt discount and debt issuance costs on terminated Convertible Senior Notes	—	—	—	—	—	—	—	6,715	—	—	6,715
Write-off of debt discount and debt issuance costs on closed TaxAct - HD Vest 2015 credit facility	—	—	—	—	—	—	—	9,593	—	—	9,593
Acquisition-related costs	—	—	391	—	—	391	—	—	—	—	—
Restructuring	—	—	—	—	3,870	3,870	2,289	331	106	375	3,101
Impact of noncontrolling interests	—	144	115	167	232	658	126	176	164	1,871	2,337
Cash tax impact of adjustments to GAAP net income	(400)	339	(78)	(17)	(69)	175	(587)	(1,819)	(928)	3,328	(6)
Non-cash income tax (benefit) expense	(9,422)	10,579	5,193	(9,312)	(10,262)	(3,802)	3,160	2,941	224	(33,178)	(26,853)
Non-GAAP net income (loss)	$36,950	$39,286	$23,424	$(10,142)	$(7,472)	$45,096	$47,407	$32,947	$(5,534)	$(5,672)	$69,148

Non-GAAP net income (loss) per share	$0.88	$0.94	$0.55	$(0.24)	$(0.18)	$1.06	$1.04	$0.70	$(0.12)	$(0.12)	$1.46
Diluted shares	41,861	41,610	42,298	41,635	41,766	42,686	45,428	46,937	45,459	46,231	47,211

(1)
On October 14, 2015, Blucora announced the acquisition of HD Vest, which closed on December 31, 2015. As part of that announcement, we also stated our plans to divest the Search and Content and E-Commerce businesses in order to focus more strategically on the technology-enabled financial solutions market. The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

(2) We define Adjusted EBITDA as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of stock-based compensation, depreciation, amortization of acquired intangible assets (including acquired technology), restructuring, other loss, net, the impact of noncontrolling interests, income tax expense (benefit), the effects of discontinued operations, acquisition-related costs and CEO separation-related costs. Restructuring costs relate to the move of our corporate headquarters, which was announced in the fourth quarter of 2016. Acquisition-related costs include professional services fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The SimpleTax acquisition that was completed in 2015 included contingent consideration, for which the fair value of that liability was revalued in the second quarter of 2016.

We believe that Adjusted EBITDA provides meaningful supplemental information regarding our performance. We use this non-GAAP financial measure for internal management and compensation purposes, when publicly providing guidance on possible future results, and as a means to evaluate period-to-period comparisons. We believe that Adjusted EBITDA is a common measure used by investors and analysts to evaluate our performance, that it provides a more complete understanding of the results of operations and trends affecting our business when viewed together with GAAP results, and that management and investors benefit from referring to this non-GAAP financial measure. Items excluded from Adjusted EBITDA are significant and necessary components to the operations of our business and, therefore, Adjusted EBITDA should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate Adjusted EBITDA differently and, therefore, our Adjusted EBITDA may not be comparable to similarly titled measures of other companies.

We define non-GAAP net income (loss) as net income (loss) attributable to Blucora, Inc., determined in accordance with GAAP, excluding the effects of discontinued operations, stock-based compensation, amortization of acquired intangible assets (including acquired technology), accretion of debt discount and accelerated accretion of debt discount on the Convertible Senior Notes (the "Notes"), gain on the Notes repurchased, write-off of debt discount and debt issuance costs on the Notes that were redeemed and the terminated TaxAct - HD Vest 2015 credit facility, acquisition-related costs (described further under Adjusted EBITDA above), restructuring costs (described further under Adjusted EBITDA above), the impact of noncontrolling interests, the related cash tax impact of those adjustments, and non-cash income taxes. The write-off of debt discount and debt issuance costs on the terminated Notes and the closed TaxAct - HD Vest 2015 credit facility relates to the debt refinancing that occurred in the second quarter of 2017. We exclude the non-cash portion of income taxes because of our ability to offset a substantial portion of our cash tax liabilities by using deferred tax assets, which primarily consist of U.S. federal net operating losses. The majority of these net operating losses will expire, if unutilized, between 2020 and 2024.

We believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share provide meaningful supplemental information to management, investors, and analysts regarding our performance and the valuation of our business by excluding items in the statement of operations that we do not consider part of our ongoing operations or have not been, or are not expected to be, settled in cash. Additionally, we believe that non-GAAP net income (loss) and non-GAAP net income (loss) per share are common measures used by investors and analysts to evaluate our performance and the valuation of our business. Non-GAAP net income (loss) should be evaluated in light of our financial results prepared in accordance with GAAP and should be considered as a supplement to, and not as a substitute for or superior to, GAAP net income (loss). Other companies may calculate non-GAAP net income differently, and, therefore, our non-GAAP net income may not be comparable to similarly titled measures of other companies.

(3) Effective with 1Q16, we define non-GAAP net income (loss) to exclude the impact of noncontrolling interests from the HD Vest acquisition that we began recognizing in 1Q16, as well as the gain on Convertible Senior Notes repurchased in 1Q16 (which we repurchased below par value) and the related accelerated accretion of debt discount. Acquisition-related costs include professional services fees and other direct transaction costs and changes in the fair value of contingent consideration liabilities related to acquired companies. The SimpleTax acquisition included contingent consideration, for which the fair value of that liability was revalued in 2Q16. Restructuring costs relate to the upcoming move of our corporate headquarters, which was announced in 4Q16. In connection with a debt refinancing in 2Q17, we redeemed all of the Convertible Senior Notes and paid-off the remaining TaxAct - HD Vest 2015 credit facility, resulting in the write-off of the remaining unamortized debt discount and issuance costs. Consequently, the Convertible Senior Notes were terminated, and the TaxAct - HD Vest 2015 credit facility was closed.

(4) Other loss, net primarily includes items such as interest income, interest expense, amortization of debt issuance costs, accretion of debt discounts, and gain/loss on debt extinguishment.

Blucora Net Leverage Ratio

	2016		2017
(in thousands except ratio, rounding differences may exist)	FY 12/31		1Q		2Q		3Q		4Q		FY 12/31
CASH:
Cash and cash equivalents	$51,713		$74,609		$78,312		$78,558		$59,965		$59,965
Available-for-sale investments	7,101		160		—		—		—		—
	$58,814		$74,769		$78,312		$78,558		$59,965		$59,965
DEBT:
Senior secured credit facility	$—		$—		$360,000		$350,000		$345,000		$345,000
TaxAct - HD Vest 2015 credit facility	260,000		222,000		—		—		—		—
Convertible Senior Notes	172,859		172,859		—		—		—		—
Note payable, related party	3,200		3,200		3,200		3,200		—		—
	$436,059		$398,059		$363,200		$353,200		$345,000		$345,000

NET DEBT FROM CONTINUING OPERATIONS	$(377,245)		$(323,290)		$(284,888)		$(274,642)		$(285,035)		$(285,035)

OTHER:
Add: Escrow receivable (1)	$—		$—		$—		$—		$—		$—

TOTAL NET DEBT FROM CONTINUING OPERATIONS	$(377,245)		$(323,290)		$(284,888)		$(274,642)		$(285,035)		$(285,035)

Last twelve months (pro forma): (2)
SEGMENT INCOME:
Wealth Management	$46,296		$47,243		$49,725		$50,522		$50,916		$50,916
Tax Preparation	66,897		72,457		79,176		77,320		72,921		72,921
	113,193		119,700		128,901		127,842		123,837		123,837
Unallocated corporate operating expenses	(18,999)		(21,073)		(23,076)		(22,756)		(22,907)		(22,907)

ADJUSTED EBITDA	$94,194		$98,627		$105,825		$105,086		$100,930		$100,930

LEVERAGE RATIO	4.0	x	3.3	x	2.7	x	2.6	x	2.8	x	2.8	x

(1)
Amount represents consideration funded to escrow that is contingent upon HD Vest's 2015 earnings performance. The contingent consideration was not achieved; therefore, the amount was returned to the Company from escrow in 1Q16.

(2)
The pro forma information represents the combination of HD Vest, TaxAct, and corporate expenses as if the acquisition closed on January 1, 2014. The Company believes that this presentation most accurately reflects the financial performance of the Company on a go-forward basis.

Blucora Reconciliation of Operating Free Cash Flow from Continuing Operations (1)

	2016	2017
(in thousands, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
Net cash provided (used) by operating activities from continuing operations	$85,970	$52,900	$28,236	$(1,906)	$(6,384)	$72,846
Purchases of property and equipment	(3,812)	(1,165)	(746)	(1,898)	(1,230)	(5,039)
Operating free cash flow from continuing operations	$82,158	$51,735	$27,490	$(3,804)	$(7,614)	$67,807

(1)
We define operating free cash flow from continuing operations as net cash provided by operating activities from continuing operations less purchases of property and equipment. We believe operating free cash flow is an important liquidity measure that reflects the cash generated by the continuing businesses, after the purchases of property and equipment, that can then be used for, among other things, strategic acquisitions and investments in the businesses, stock repurchases, and funding ongoing operations.

Blucora Operating Metrics - Wealth Management

	2015	2016					2017
(in thousands except %s, rounding differences may exist)	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Segment revenue	$319,739	$77,291	$76,117	$80,088	$83,050	$316,546	$82,667	$85,296	$86,809	$93,848	$348,620
Segment net revenue (1)	$99,749	$25,022	$25,094	$25,167	$27,267	$102,550	$26,793	$28,394	$27,591	$30,639	$113,417
Segment income (2)	$42,997	$10,906	$9,924	$11,628	$13,838	$46,296	$11,853	$12,406	$12,425	$14,232	$50,916
Segment income % of revenue	13%	14%	13%	15%	17%	15%	14%	15%	14%	15%	15%
Segment income % of net revenue	43%	44%	40%	46%	51%	45%	44%	44%	45%	46%	45%

(in thousands except %s, rounding differences may exist)			2015	2016					2017
	Sources of Revenue	Primary Drivers	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
			pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Adviser-driven	Commission	- Transactions - Asset levels	$156,943	$36,856	$35,252	$38,962	$39,055	$150,125	$39,595	$38,154	$39,432	$43,060	$160,241
	Advisory	- Advisory asset levels	129,433	31,532	31,522	32,705	33,658	129,417	33,576	35,914	37,588	38,616	145,694
Other revenue	Asset-based	- Cash balances - Interest rates - Number of accounts - Client asset levels	18,871	5,818	5,395	5,476	5,964	22,653	5,966	6,784	6,526	7,021	26,297
	Transaction and fee	- Account activity - Number of clients - Number of advisers - Number of accounts	14,492	3,085	3,948	2,945	4,373	14,351	3,530	4,444	3,263	5,151	16,388
	Total revenue		$319,739	$77,291	$76,117	$80,088	$83,050	$316,546	$82,667	$85,296	$86,809	$93,848	$348,620
	Total recurring revenue (3)		$247,993	$60,069	$61,160	$62,543	$65,358	$249,130	$63,907	$68,971	$70,539	$74,129	$277,546
	Recurring revenue rate (3)		77.6%	77.7%	80.3%	78.1%	78.7%	78.7%	77.3%	80.9%	81.3%	79.0%	79.6%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	2015	2016					2017
	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31	1Q	2Q	3Q	4Q	FY 12/31
	pro forma	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported	as reported
Total Assets Under Administration (“AUA”)	$36,573,766	$36,505,384	$37,233,522	$38,482,620	$38,663,595	$38,663,595	$40,424,515	$41,427,028	$42,696,862	$44,178,710	$44,178,710
Advisory Assets Under Management (“AUM”)	$9,692,244	$9,592,025	$9,814,232	$10,204,448	$10,397,071	$10,397,071	$11,090,767	$11,551,288	$11,984,320	$12,530,165	$12,530,165
% of total AUA	26.5%	26.3%	26.4%	26.5%	26.9%	26.9%	27.4%	27.9%	28.1%	28.4%	28.4%
Number of Advisers (in ones)	4,600	4,584	4,561	4,568	4,472	4,472	4,427	4,426	4,392	3,999	3,999
Adviser-driven revenue per adviser	$15.9	$14.9	$14.6	$15.7	$16.3	$16.3	$16.5	$16.7	$17.5	$20.4	$20.4

(1)	Amount represents segment revenue less adviser commission payout.

(2)	Excludes expenses associated with non-recurring projects.

(3)	Recurring revenue consists of trailing commissions, advisory fees, fees from cash sweep programs, and certain transaction and fee revenue.

Blucora Operating Metrics - Tax Preparation

(in thousands except %s, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Consumers	April 18, 2017	April 19, 2016	% change	2017	2016	% change
Online e-files	3,958	4,613	(14)%	4,097	4,759	(14)%
Desktop e-files	184	234	(21)%	193	244	(21)%
Sub-total e-files	4,142	4,847	(15)%	4,290	5,003	(14)%
Free File Alliance e-files (1)	164	158	4%	176	167	5%
Total e-files	4,306	5,005	(14)%	4,466	5,170	(14)%

(in thousands except %s and as otherwise indicated, rounding differences may exist)	U.S. tax seasons ended			Years ended December 31,
Preparers	April 18, 2017	April 19, 2016	% change	2017	2016	% change
E-files	1,717	1,630	5%	1,774	1,755	1%
Units sold (in ones)	20,964	20,114	4%	20,694	20,290	2%
E-files per unit sold (in ones)	81.9	81.0	1%	85.7	86.5	(1)%

(1)	Free File Alliance e-files are provided as part of an IRS partnership that provides free electronic tax filing services to taxpayers meeting certain income-based guidelines.